AMENDMENT NO. 1
                                     TO THE
                          1993 ALASKA INTERTIE PROJECT
                             PARTICIPANTS AGREEMENT

                  THIS AMENDMENT NO. 1 ("AMENDMENT") TO THE 1993 ALASKA INTERTIE PROJECT PARTICIPANTS AGREEMENT . ("Participants Agreement entered into on this 10th day of December, 1999, by and among the Parties hereto, namely ALASKA ELECTRIC GENERATION & TRANSMISSION COOPERATIVE, INC., The MUNICIPALITY OF ANCHORAGE d/b/a MUNICIPAL LIGHT & POWER, CHUGACH ELECTRIC ASSOCIATION, INC., The CITY OF FAIRBANKS, GOLDEN VALLEY ELECTRIC ASSOCIATION, INC., The CITY OF SEWARD d/b/a SEWARD ELECTRIC SYSTEM, each designated in the Participants Agreement as Participants and HOMER ELECTRIC ASSOCIATION, INC., and MATANUSKA ELECTRIC ASSOCIATION, INC., each designated in the Participants Agreement as an Additional Party.

                                   WITNESSETH:

         WHEREAS, this Amendment provides for the withdrawal of each of the Participants and Additional Parties other than Golden Valley Electric Association, Inc. ("GVEA") from participation in the Healy-Fairbanks Segment and for the assumption by GVEA of all obligations related thereto for the completion of the Healy-Fairbanks Segment; and

         WHEREAS, GVEA agrees to provide to the other participating utilities access to the Healy-Fairbanks Segment for the purpose of assured access to resources, economy energy transactions and other similar uses to the extent capacity on the Healy-Fairbanks segment is available in excess of GVEA's own requirements under tariffs approved by the Alaska Public Utilities Commission.

         NOW THEREFORE, IN CONSIDERATION of the mutual covenants set forth herein, the parties agree to amend the Participants Agreement as follows:

         Section 1.  Effective Date of Amendment.  This  Amendment  shall become
effective    at   24:00    hours    on   the    first    date    that   it   has
been executed by all of the Parties.

         Section 2.  Amendment of Agreement.


         (a) Section 2(b) is amended by replacing "Project" in the second line with "Anchorage-Kenai Peninsula Segment".

         (b) Section 3(a) of the Agreement is replaced by the following:

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                  (a)      The  Healy-Fairbanks   Segment.  The  Healy-Fairbanks
                           Segment  of the  Project  shall  consist  of a 230-kV
                           electric  power   transmission  line  between  Healy,
                           Alaska, and Fairbanks, Alaska. GVEA shall be the solely responsible for the routing and design of such Segment.

         (c) The third sentence of Section 4(a) of the Agreement is amended as follows:

         Unless otherwise changed in accordance with this Agreement, GVEA's Participant Share of the Healy-Fairbanks Segment shall be 1 00% and each Participant Cs Share of the Anchorage-Kenai Peninsula Segment shall initially be as follows:

         (d)      Section 4(b)(3) of the Agreement is amended as follows:

                 (1)      Paragraph (A) is replaced with the following:

                           (A) Generally. Each Participant shall be entitled to withdraw from participation in the Anchorage-Kenai Peninsula Segment, but in each case, only in accordance with the provisions of this Section 4(b)(3).

                 (2) Paragraph (C) is amended by deleting the second sentence.

                 (3)      Paragraph (D) is amended by deleting subparagraph (i).

                 (4)      Paragraph (E) is deleted.

         (e) Section 4(b)(4) of the Agreement is amended by inserting "in the Anchorage-Kenai Peninsula Segment" after "Participants Share" in-the third and fourth lines.

         (f)      Section 5(a) of the Agreement is replaced with the following:

                  (a) Ownership As Tenants in Common. The Participants shall be owners of the Anchorage-Kenai Peninsula Segment (including all personal and real property interests thereof) as tenants in common, with undivided interests and obligations with respect to all Anchorage-Kenai Peninsula assets and liabilities in the proportionate amounts of their respective Participants' Shares in such Segment. Except as otherwise provided hereunder, the Participants shall share in the Anchorage-Kenai Peninsula Segment's benefits, burdens and risks in proportion to their respective Participants Shares in such Segment, notwithstanding the IPG may select one or more individual Participants to manage, design, build, finance, operate and/or maintain such Segment or portions thereof on behalf of the Participants collectively.

         (g)      Section 5(d)(3) is, replaced with the following:

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


                  (3) Terms and conditions governing GVEA facilities. GVEA shall provide the other Participants access to capacity in the. Healy-Fairbanks Segment and its transmission system for the purpose of assured access to resources, economy energy transactions and other similar uses under rates and tariffs filed with and approved by the Alaska Public Utility Commission. (Exhibit D(2) is deleted from the Agreement)

         (h) Sections 6(a)(1) and 6(a)(2) are amended by replacing "Project" in the third and second lines, respectively, with "Anchorage-Kenai Peninsula Segment'.

         (i)      Section. 6(e)(3)is amended as follows:

                  (1) Insert "related to Anchorage-Kenai Peninsula Segment" after "Section 6(e)(3)' in the first and fourth lines.

                  (2)      Add a new Section 6(e)(6) as follows:

                           (6) GVEA shall be solely responsible for all matters related to the financing, design, construction, operation and maintenance of the Healy-Fairbanks Segment, as well as accounting and auditing procedures related to such Segment in accordance with arrangements satisfactory to the Alaska Industrial Development and Export Authority.

         (j)      Sections 6(h)is amended by:

                  (1) replacing "each Project Segment" in the first line of paragraph (1) with "the Anchorage-Kenai Peninsula Segment"; and

                  (2) `replacing "each Segment of the Project" in the second and third lines of paragraph (2) with Anchorage-Kenai Peninsula Segment and "Project" in the fifth and sixth lines of paragraph (2) with "Anchorage-Kenai Peninsula Segment."

         (k)      Section 7(a)is amended as follows:

                  (a) Chugach shall serve as the Construction Manager of the Anchorage-Kenai Peninsula Segment unless Chugach elects to withdraw or is removed pursuant to Section
                           70)..   Chugach   shall   be   responsible   for  the
                           preparation of the design of such Segment for approval by the IPG and shall be responsible for the construction of such Segment utilizing Prudent Utility Practices and subject to the construction budget approved by the IPG. Chugach shall be responsible for selecting and supervising any design engineering firms or subcontractors necessary for the

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                           successful    completion   of   the   Anchorage-Kenai
                           Peninsula Segment.

         (l) Section 7(b) is amended by replacing `Each Construction Manager with "Chugach or a replacement Construction Manager" in the first and sixth lines.

         (m) Section 7(c),  7(d),  7(e),  7(f),  7(g),  7(h),  7(i), and 70) are
amended as follows:

                  (1) Replace "Each Construction Manager' with "Chugach or a replacement Construction Manager" in the first and ninth lines of the first paragraph.

                  (2) Delete "Healy-Fairbanks Segment or" in the third line of the first paragraph.

                  (3) Replace "The Construction Managers" and "each Construction Manager" and "that Construction Manager' with "Chugach or a replacement Construction Manager" in the second, third and fourth paragraphs of Section 7(c) and in Sections 7(d), 7(e), 7(f), 7(g), 7(h), 7(i) and 70).

         (n) Section 8(a) is amended by replacing "each Intertie Grant Account" with `he Intertie Grant Account for the Anchorage-Kenai Peninsula Segment" and adding the following sentence to the initial paragraph:

         The following provisions only apply to the disbursement of Grant Funds for the Anchorage-Kenai Peninsula Segment.

         (o)   Section   8(b)   is   amended   by   replacing   "Project"   with
"Anchorage-Kenai  Peninsula  Segment" in the initial paragraph and subparagraphs
(1) and (5).

         (p) Section 8(c) is amended by replacing "each Segment of the Project" with "the Anchorage-Kenai Peninsula Segment' in the second and third lines and replacing "Project" with "Anchorage-Kenai Peninsula Segment" in the fifth line.

                  (q) Section 8(d) is amended by replacing "Project" with "Anchorage-Kenai Peninsula Segment" in the first line.

         (r) Section 9(a) is amended by striking "and shall be removable only for reasonable cause, after reasonable notice and opportunity to cure" in the second and third lines.

         (s)   Section   9(c)   is   amended   by   replacing   "Project"   with
"Anchorage-Kenai Peninsula Segment" in the second and third lines.

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         (t)  Section  10(b) is  amended  by  replacing  paragraph  (1) with the following new paragraph:

         (1)The IPG shall adopt in each Operating Year (and revise as necessary or prudent during such Operating Year). in accordance with its rules, an Operating Budget of Annual Project Costs for the Anchorage-Kenai Peninsula Segment for that operating Year, which budget shall be in an amount estimated by the IPG to be sufficient to pay all Annual Project Costs. Such budget of Annual Project Costs shall be broken down into categories approved by the IPG. No less than 120 days prior to the beginning of each Operating Year Chugach or its replacement as O&M Manager shall prepare and submit to the IPG an annual budget of costs, which budget (or a replacement budget) the IPG shall approve or disapprove no later than sixty (60) days prior to the beginning of said Operating Year; provided, that the annual budget shall include costs attributable to overhead or administrative and general costs of the O&M Manager, any Participant, or any agency or political subdivision of the State, only to the extent that said costs are approved by the IPG before they are incurred, are reasonably incurred for labor directly employed by that O&M Manger in performance of its duties under the O&M Agreement, and would not have been incurred but for the activities undertaken as O&M Manager.

         (u) Section 10(c) is amended by inserting "for the Anchorage-Kenai Peninsula Segment" after "Annual Project Costs' in the second line of paragraph
(1) and the first line of paragraph (2).

         (v)      Section 10(d) is amended as follows:

                  (1) Replace "appropriate Project Segment" and "each Project Segment" vath "the Anchorage-Kenai Peninsula Segment" in the second and sixth lines of paragraph (1).

                  (2) Replace "each Project Segment" in the first line of the initial paragraph and `Project" in the. first line of subparagraph (A) with "the Anchorage-Kenai Peninsula Segment".

                  (3) Replace "each Segment" with "the Anchorage-Kenai Peninsula Segment' in the first line of paragraph (4) and delete subparagraph (A)(ii).

         (w) Section 10(e)(1) is amended by replacing "each Project Segment" in the third line with `the Anchorage-Kenai Peninsula Segment'

         (x) Section 11 (a) is amended by replacing `each Project Segment" in the second line and "Project Segment" in the eighth line, the tenth and eleventh lines with "the Anchorage-Kenai Peninsula Segment" and deleting respectively, Healy and Fairbanks, and", in the fifth and sixth lines.

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


         (y) Section 11 (b) is amended by replacing ", on either Segment, the Project" in the first line and the fifth line with "the Anchorage-Kenai Peninsula Segment" and replacing "relevant Project Segment" in the eighth line with "the Anchorage-Kenai Peninsula Segment."

         (z)      Section 11 (c) is amended as follows:

                  (1) Replace "either Project Segment" in the first line of paragraph (1) and "the Project Segment' in the second line of paragraph (2) with "the Anchorage-Kenai Peninsula Segment".

                  (2) Replace "Project" with `Anchorage-Kenai Peninsula Segment" in the first line, the fourth line and the sixth line of paragraph (3) and replace "either' with "such" in the second line of paragraph (3).

         (aa) Section 13(i) and 13(j) are amended by replacing "a Project Segment" with "the Anchorage-Kenai Peninsula Segment."

         (bb) Section 13(k) is amended by striking "Golden Valley Electric Association, Inc' shall be Construction Manager of the Healy-Fairbanks Segment" in the third and fourth lines, replacing `either" in the sixth line with "such Construction Manager" and deleting in the seventh line may be referred to collectively as Construction Managers".

         (cc)     Section   13(o)  is  amended  by  replacing   "Project"   with
                  "Anchorage-Kenai  Peninsula  Segment" in the first line.  (dd)
                  Section 13(s) is amended by:

                           (i)      striking   "the   Healy-Fairbanks   Intertie
                                    Account and" in the first line,

                           (ii)     striking "or both" in the second line,

                           (iii) replacing "2.02" with 2.01 " in the second line.

         (ee) Section 13(u) is amended by striking "the $43,200,000 appropriated by Section 1 of ch. 29, SLA 1993, for payment as a grant under AS 37.05.316 for construction of the Healy-Fairbanks Segment and" in lines one through three.

         (ff) Section 13(aa) is amended by replacing "a Project Segment or both Segments" with "the Anchorage-Kenai Peninsula Segment" in the second line and replacing "each" with "such" in the fourth line.

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


         (gg) Section 13(bb) is amended by replacing "Project or a Project Segment" with "Anchorage-Kenai Peninsula Segment" in the third and fifth line.

         (hh) Section 13(cc) is amended by replacing "Project or Project Segment" with "Anchorage-Kenai Peninsula Segment" in the third and fourth lines.

         Section 3. Obligations of the Participants Related to the Design, Construction, Operation and Maintenance of the Healy-Fairbanks Segment. Golden Valley shall be solely responsible for all past, present and future funding of the design, construction, operation and maintenance of the Healy-Fairbanks Segment to the extent not funded from the Healy-Fairbanks Intertie Account established in the Grant Administration Agreement.

         Section 4. Consent to Ratification of Assignments. The assignment of the City of Fairbanks d/b/a Fairbanks Municipal Utilities System interest in the 1993 Alaska Intertie Project Participants Agreement and the Alaska Intertie Agreement, dated December 23, 1985 and its Participant's Share under each such Agreement to Golden Valley Electric Association, Inc. is hereby consented to and ratified by the parties hereto.

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Participants Agreement to be executed on the day and year first above written.





                                    ALASKA  ELECTRIC  GENERATION &  TRANSMISSION
                                    COOPERATIVE, INC.



                                    By:         /s/
                                        -----------------------------------

                                    Title:      Ops Mgr
                                           -----------------------------------


                                    MUNICIPAL LIGHT & POWER


                                    By:         /s/
                                        -----------------------------------

                                    Title:
                                           -----------------------------------

                                    CHUGACH ELECTRIC ASSOCIATION, INC.

                                    By:         /s/
                                        -----------------------------------

                                    Title:      General Manager
                                           -----------------------------------

                                    CITY OF FAIRBANKS


                                    By:         /s/
                                        -----------------------------------

                                    Title:      Mayor of Fairbanks
                                           -----------------------------------

                                    GOLDEN VALLEY ELECTRIC ASSOCIATION, INC.


                                    By:         /s/
                                        -----------------------------------

                                    Title:      Pres.
                                           -----------------------------------

                                    SEWARD ELECTRIC SYSTEM


                                    By:         /s/
                                        -----------------------------------

                                    Title:      Manager, Eng & Utilities
                                           -----------------------------------

                                    HOMER ELECTRIC ASSOCIATION, INC.


                                    By:         /s/
                                        -----------------------------------

                                    Title:      Gen Mgr
                                           -----------------------------------

                                    MATANUSKA ELECTRIC ASSOCIATION, INC.



                                    By:         /s/
                                        -----------------------------------

                                    Title:      General Manager
                                           -----------------------------------

                                       8